SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated March 15, 2004

Item 12. Results of Operations and Financial Conditions.

     On March 15, 2004, Metrocall Holdings, Inc. issued a press release announcing its operating results for the fiscal year ended and fourth quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis

Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer

Dated: March 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 15, 2004